UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03 Material Modification to Rights of Security Holders.

As discussed in Item 5.07 below, on June 8, 2023, the stockholders of Diamondback Energy, Inc. (the “Company”) at the 2023 Annual Meeting of the Company’s Stockholders (the “2023 Annual Meeting) approved, among other proposals, certain amendments (each, a “Charter Amendment Proposal” and, collectively, the “Charter Amendment Proposals”) to the Company’s Amended and Restated Certificate of Incorporation, as amended to the date thereof (the “Company Charter”), to: (i) remove the 66 2/3% supermajority vote requirements for the stockholders to approve certain amendments to the Company Charter and to remove directors from office; (ii) provide that stockholders holding at least 25% of the voting power, determined on a net long basis (the “Requisite Percent”), for at least one year, may call special meetings of stockholders; and (iii) approve charter amendments to reflect new Delaware law provisions regarding officer exculpation (each, a “Charter Amendment,” and, collectively, the “Charter Amendments”). The Charter Amendment Proposals also included amendments to Section 5.2 of the Company Charter dealing with corporate opportunities to remove certain outdated references to and protections for the benefit of certain of the Company’s original stockholders. A detailed description of each Charter Amendment Proposal is included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 in connection with the 2023 Annual Meeting (the “2023 Proxy Statement”), which description is incorporated herein by reference. Each Charter Amendment Proposal was approved by the requisite vote of the Company’s stockholders specified in Item 5.07 below. The Charter Amendments, together with the prior amendments to the Company Charter approved by the Company’s stockholders, are reflected in the Second Amended and Restated Certificate of Incorporation of the Company (the “Second Amended and Restated Charter”). Promptly following the conclusion of the 2023 Annual Meeting, the Company filed the Second Amended and Restated Charter with the Secretary of the State of Delaware, which became effective immediately upon filing.

In connection with the approval by the Company’s stockholders of the Charter Amendment Proposals and the Company’s related filing of the Second Amended and Restated Charter with the Secretary of the State of Delaware, on June 8, 2023, the Board of Directors of the Company (the “Board”) approved, effective as of that date, certain conforming amendments to the Company’s Third Amended and Restated Bylaws, which are reflected in the Company’s Fourth Amended and Restated Bylaws (the “Fourth A&R Bylaws) and described in more detail in the 2023 Proxy Statement. Specifically, consistent with the Charter Amendments reflected in the Second Amended and Restated Charter, the Fourth A&R Bylaws: (i) remove the 66 2/3% supermajority vote standards from the bylaws to align them with the Second Amended and Restated Charter; and (ii) provide the Company’s stockholders holding, for their own account, the Requisite Percent of the Company’s voting stock and acting on their own behalf (and not on behalf of any other person or entity) the right to request a special meeting if those stockholders have held their shares continuously for at least one year and complied with certain procedural and other related requirements set forth in the Fourth A&R Bylaws. In particular, the Fourth A&R Bylaws provide, among other things, that any request by a stockholder or stockholders to call a special meeting must: (i) be in proper form specified by the Fourth A&R Bylaws and accompanied by proof of ownership of the Requisite Percent; (ii) specify the matter or matters to be acted upon at such special meeting, each of which must be a proper subject for stockholder action under applicable law; (iii) state the reasons for conducting such business at a special meeting of stockholders; (iv) provide specified information with respect to each stockholder requesting a special meeting and applicable beneficial owners; and (v) provide certain other information required by the Fourth Amended & Restated Bylaws, including to comply with the Delaware law, the proxy rules and other rules and regulations of the SEC. The Fourth A&R Bylaws also provide that neither the Chairman of the Board nor the Board will be required to call a special stockholder meeting if: (i) the special meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) a similar item was presented at any meeting of stockholders held within 120 calendar days prior to the receipt by the Company of the special meeting request; (iii) a similar item is included in the Company’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held; or (iv) the special meeting request is received by the Company during the period commencing 90 calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders.

The descriptions of the amendments set forth in the Second Amended and Restated Charter and the Fourth A&R Bylaws are qualified in their entirety by reference to the full text of the Second Amended and Restated Charter and the Fourth A&R Bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

The information provided by Items 3.03 and 5.07 below with respect to the Second Amended and Restated Charter and the Fourth A&R Bylaws is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As discussed above, on June 8, 2023, the Company held the 2023 Annual Meeting at 120 N Robinson Ave., Oklahoma City, Oklahoma 73102. At the 2023 Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the 2023 Proxy Statement. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Travis D. Stice, Vincent K. Brooks, David L. Houston, Rebecca A. Klein, Stephanie K. Mains, Mark L. Plaumann, Melanie M. Trent, Frank D. Tsuru and Steven E. West, were elected to continue to serve as the Company’s directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results of the stockholder vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Travis D. Stice	146,294,233	4,548,915	92,775	12,793,957
Vincent K. Brooks	148,017,867	2,797,242	120,814	12,793,957
David L. Houston	147,257,323	3,596,063	82,537	12,793,957
Rebecca A. Klein	150,551,982	317,560	66,381	12,793,957
Stephanie K. Mains	147,674,329	3,042,639	218,955	12,793,957
Mark L. Plaumann	146,218,132	4,630,140	87,651	12,793,957
Melanie M. Trent	143,867,459	7,000,962	67,502	12,793,957
Frank D. Tsuru	150,546,811	307,746	81,366	12,793,957
Steven E. West	149,342,915	1,509,378	83,630	12,793,957

Immediately following the 2023 Annual Meeting and the previously announced retirement of Michael P. Cross, who did not stand for re-election at the 2023 Annual Meeting and whose service as a member of the Board and its committees concluded upon completion of the 2023 Annual Meeting, the Board will consist of nine directors.

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the stockholder vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
145,449,130	5,341,364	145,429	12,793,957

Proposal 3

The amendments to the Company Charter to remove the 66 2/3% supermajority vote requirements for the stockholders to approve certain amendments to the Company Charter and to remove directors from office were approved. The results of the stockholder vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
148,286,607	2,514,446	134,870	12,793,957

The Charter Amendments contemplated by Proposal 3 and the conforming bylaw amendments are described in more detail in Item 3.03 above and the 2023 Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 4

The amendments to the Company Charter to provide that stockholders holding at least 25% of the voting power, determined on a net long basis, for at least one year, may call special meetings of stockholders were approved. The results of the stockholder vote on Proposal 4 were as follows.

The Charter Amendments contemplated by Proposal 4 and the conforming bylaw amendments are described in more detail in Item 3.03 above and the 2023 Proxy Statement, which descriptions are incorporated herein by reference.

For	Against	Abstain	Non-Votes
148,190,642	2,616,562	128,719	12,793,957

Proposal 5

The amendments to the Company Charter to reflect new Delaware law provisions regarding officer exculpation were approved. The results of the stockholder vote on Proposal 5 were as follows.

For	Against	Abstain	Non-Votes
111,758,133	38,999,375	178,415	12,793,957

The Charter Amendments contemplated by Proposal 5 are described in more detail in Item 3.03 above and the 2023 Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 6

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 was ratified. The results of the stockholder vote on Proposal 6 were as follows:

For	Against	Abstain	Non-Votes
162,136,072	1,499,514	94,294	―

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1*	Second Amended and Restated Certificate of Incorporation of the Company.
3.2*	Fourth Amended and Restated Bylaws of the Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 14, 2023
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary